The words "FIRST INVESTORS" appear in a box at the top of the first page.


FIRST INVESTORS
SPECIAL BOND FUND, INC.


SEMI-ANNUAL REPORT
JUNE 30, 1998


The First Investors logo appears at the bottom left of the first page.

Logo is described as follows:
The arabic numeral one separated into seven vertical segments followed by the words "First Investors."

A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK

LIF007



Chief Investment Officer's Market Overview Letter
FIRST INVESTORS SPECIAL BOND FUND, INC.

Dear Investor:

We are pleased to present the semi-annual report for First Investors Special Bond Fund, Inc. for the six months ended June 30, 1998. The Fund is available only through the purchase of a variable annuity contract issued by First Investors Life Insurance Company ("FIL"). The report does not include information concerning expenses and charges to which a contractowner would be subject.

Although both the bond and stock markets suffered setbacks at times during the first six months of the year, the combination of moderate growth, low inflation, and respectable corporate earnings reports helped provide a positive environment for investors in most types of funds.

The U.S. economy remained strong for the first half of 1998, with sustained, moderate growth and low levels of inflation and unemployment. Inflation remained low, as the Consumer Price Index rose just 1.7% for the twelve months ended June 30. The unemployment rate continued to be low, at 4.5% as of June 30, 1998. Consumer confidence remained high, encouraged by the robust domestic economy and rising income levels.

In general, our long-term outlook for the financial markets continues to be positive. The economy appears to be growing moderately, inflation remains subdued and the Federal Reserve appears unlikely to tolerate unsustainably fast economic growth. In regard to the stock market, we are encouraged by the underlying fundamentals of the U.S. economy. However, we are cautioned by a number of situations, including the struggles in Asia. We are concerned about the effect this region's difficulties may have on U.S. growth and corporate earnings. We are also concerned about the relative lack of pricing power and the prospects that the lofty level of gains posted year-to-date can continue into the second half of 1998.

With regard to the bond market, interest rates continue to remain in a tight range; we believe the Federal Reserve is likely to maintain current interest rates. Continued weak Asian markets, low inflation in the U.S. and the Federal budget surplus should support an environment of low interest rates and high bond prices. However, the continued strength of the U.S. economy could result in higher interest rates and inflation, notwithstanding Asia. In this event, bond fund values would decline.

Thank you for your continued confidence in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Clark D. Wagner

Clark D. Wagner
Chief Investment Officer
First Investors Management Company, Inc.

July 31, 1998



Portfolio of Investments
FIRST INVESTORS SPECIAL BOND FUND, INC.
June 30, 1998
------------------------------------------------------------------------------------------------------------
                                                                                                      Amount
                                                                                                    Invested
                                                                                                    For Each
      Principal                                                                                   $10,000 of
         Amount    Security                                                          Value        Net Assets
------------------------------------------------------------------------------------------------------------
                   CORPORATE BONDS--90.1%
                   Aerospace/Defense--.9%
  $        300M    Moog, Inc., 10%, 2006                                       $   325,946          $    96
------------------------------------------------------------------------------------------------------------
                   Apparel/Textiles--2.1%
           700M    Polymer Group, Inc., 9%, 2007                                   708,750              209
------------------------------------------------------------------------------------------------------------
                   Automotive--7.3%
           385M    Aftermarket Technology Corp., 12%, 2004                         424,463              125
           700M    Cambridge Industries, Inc., 10 1/4%, 2007                       714,000              211
           500M    Collins & Aikman Products Co., 11 1/2%, 2006                    555,000              164
           750M    Exide Corp., 10%, 2005                                          780,000              230
------------------------------------------------------------------------------------------------------------
                                                                                 2,473,463              730
------------------------------------------------------------------------------------------------------------
                   Building Materials--1.5%
           500M    Falcon Building Products Corp., 9 1/2%, 2007                    493,750              146
------------------------------------------------------------------------------------------------------------
                   Chemicals--2.6%
           800M    Huntsman Polymers Corp., 11 3/4%, 2004                          876,000              258
------------------------------------------------------------------------------------------------------------
                   Consumer Products--4.3%
           700M    AKI Inc., 10 1/2%, 2008+                                        700,000              207
           700M    Hines Horticulture, Inc., 11 3/4%, 2005                         766,500              226
------------------------------------------------------------------------------------------------------------
                                                                                 1,466,500              433
------------------------------------------------------------------------------------------------------------
                   Containers/Packaging--5.2%
           400M    Plastic Containers, Inc., 10%, 2006                             430,000              127
           600M    Tekni-Plex, Inc., 9 1/4%, 2008                                  600,000              177
           700M    U.S. Can Corp., 10 1/8%, 2006                                   728,000              215
------------------------------------------------------------------------------------------------------------
                                                                                 1,758,000              519
------------------------------------------------------------------------------------------------------------
                   Durable Goods Manufacturing--1.5%
           500M    Columbus McKinnon Corp., 8 1/2%, 2008+                          496,250              146
------------------------------------------------------------------------------------------------------------
                   Energy--3.0%
         1,000M    Stone Energy Corp., 8 3/4%, 2007                                998,750              295
------------------------------------------------------------------------------------------------------------
                   Entertainment/Leisure--3.9%
           600M    Outboard Marine Corp., 10 3/4%, 2008+                           606,000              179
         1,000M    Panavision Corp. (PX Escrow Corp.), 0%-9 5/8%, 2006+            722,500              213
------------------------------------------------------------------------------------------------------------
                                                                                 1,328,500              392
------------------------------------------------------------------------------------------------------------
                   Food/Beverage/Tobacco--.8%
           250M    Doane Products Co., 10 5/8%, 2006                               272,500               80
------------------------------------------------------------------------------------------------------------
                   Gaming/Lodging--2.4%
           800M    Empress Entertainment Corp., 8 1/8%, 2006+                      802,000              237
------------------------------------------------------------------------------------------------------------
                   Healthcare--5.2%
           900M    Integrated Health Services, Inc., 9 1/2%, 2007                  945,000              279
           800M    Tenet Healthcare Corp., 8 5/8%, 2007                            826,000              244
------------------------------------------------------------------------------------------------------------
                                                                                 1,771,000              523
------------------------------------------------------------------------------------------------------------
                   Media (Cable TV/Broadcasting)--9.5%
           500M    Allbritton Communications Corp., 9 3/4%, 2007                   552,500              163
           700M    Mediacom LLC/Capital, 8 1/2%, 2008+                             697,375              206
           500M    Sinclair Broadcasting Group, Inc., 9%, 2007                     518,125              153
           500M    Star Choice Communications, 13%, 2005                           512,500              151
           900M    World Color Press, Inc., 9 1/8%, 2003                           933,750              276
------------------------------------------------------------------------------------------------------------
                                                                                 3,214,250              949
------------------------------------------------------------------------------------------------------------
                   Media (Other)--2.9%
         1,000M    Affiliated Newspaper Investments, Inc., 0%-13 1/4%, 2006        980,000              289
------------------------------------------------------------------------------------------------------------
                   Mining/Metals--6.0%
           600M    Commonwealth Aluminum Corp., 10 3/4%, 2006                      633,000              187
           800M    CSN Iron, SA, 9 1/8%, 2007+                                     650,000              192
           700M    Euramax International PLC, 11 1/4%, 2006                        756,000              223
  ----------------------------------------------------------------------------------------------------------
                                                                                 2,039,000              602
  ----------------------------------------------------------------------------------------------------------
                   Miscellaneous--5.6%
           900M    Kindercare Learning Centers, Inc., 9 1/2%, 2009                 921,375              272
           600M    Loomis Fargo & Co., 10%, 2004                                   603,000              178
           336M    Pierce-Leahy Corp., 11 1/8%, 2006                               377,160              111
  ----------------------------------------------------------------------------------------------------------
                                                                                 1,901,535              561
  ----------------------------------------------------------------------------------------------------------
                   Paper/Forest Products--4.2%
           500M    Container Corp., 11 1/4%, 2004                                  547,500              161
           900M    Fonda Group, Inc., 9 1/2%, 2007                                 873,000              258
------------------------------------------------------------------------------------------------------------
                                                                                 1,420,500              419
------------------------------------------------------------------------------------------------------------
                   Real Estate/Construction--1.5%
           600M    Cathay International Ltd., 13%, 2008+                           522,000              154
------------------------------------------------------------------------------------------------------------
                   Telecommunications--17.0%
           500M    21st Century Telecom Group, Inc., 0%-12 1/4%, 2008+             283,750               84
           600M    Comcast Cellular Holdings, Inc., 9 1/2%, 2007                   625,500              185
           700M    Facilicom International, Inc., 10 1/2%, 2008+                   686,000              202
         1,000M    ICG Services, Inc., 0%-10%, 2008                                597,500              176
         1,100M    McCaw International, Ltd., 0%-13%, 2007                         732,875              216
           700M    McLeodUSA, Inc., 9 1/4%, 2007                                   728,000              215
           750M    Netia Holdings BV, 0%-11 1/4%, 2007                             496,875              147
           800M    Powertel Inc., 0%-12%, 2006                                     616,000              182
           700M    Qwest Communications International, Inc., 0%-9.47%, 2007        525,000              155
           800M    RCN Corporation, 0%-11%, 2008                                   479,000              141
------------------------------------------------------------------------------------------------------------
                                                                                 5,770,500            1,703
------------------------------------------------------------------------------------------------------------
                   Transportation--2.7%
           900M    Eletson Holdings, Inc., 9 1/4%, 2003                            923,625              272
------------------------------------------------------------------------------------------------------------
                   Total Value of Corporate Bonds (cost $30,091,338)            30,542,819            9,013
------------------------------------------------------------------------------------------------------------
      Principal                                                                                       Amount
        Amount,                                                                                     Invested
        Shares,                                                                                     For Each
       Warrants                                                                                   $10,000 of
       or Units    Security                                                          Value        Net Assets
------------------------------------------------------------------------------------------------------------
                   COMMON STOCKS--.6%
------------------------------------------------------------------------------------------------------------
                   Media (Cable TV/Broadcasting)--.1%
         1,300   * Echostar Communications Corp. - Class "A"                        31,281                9
------------------------------------------------------------------------------------------------------------
                   Media (Other)--.4%
         1,500   * Affiliated Newspaper Investments, Inc. - Class "B"              135,000               40
------------------------------------------------------------------------------------------------------------
                   Paper/Forest Products--.1%
         5,594   * Gaylord Container Corp. - Class "A"                              43,004               13
------------------------------------------------------------------------------------------------------------
                   Total Value of Common Stocks (cost $41,891)                     209,285               62
------------------------------------------------------------------------------------------------------------
                   PREFERRED STOCKS--1.8%
                   Durable Goods Manufacturing--.6%
           200     Day International Group, Inc., 12 1/4%+                         203,500               60
------------------------------------------------------------------------------------------------------------
                   Media (Cable TV/Broadcasting)--1.2%
           354     Time Warner Inc., 10 1/4%, PIK, Series "M"                      395,153              117
------------------------------------------------------------------------------------------------------------
                   Total Value of Preferred Stocks (cost $558,010)                 598,653              177
------------------------------------------------------------------------------------------------------------
                   WARRANTS--.1%
                   Gaming/Lodging--.0%
           850   * Goldriver Finance Corp., Liquidating Trust                          850                0
------------------------------------------------------------------------------------------------------------
                   Media (Cable TV/Broadcasting)--.1%
        11,580   * Star Choice Communications (expiring 12/15/05)+                  30,397                9
------------------------------------------------------------------------------------------------------------
                   Telecommunications--.0%
         1,100   * McCaw International, Ltd. (expiring 4/15/07)+                     5,500                2
------------------------------------------------------------------------------------------------------------
                   Total Value of Warrants (cost $0)                                36,747               11
------------------------------------------------------------------------------------------------------------
                   UNITS--.9%
                   Telecommunications
           500     Viatel, Inc., (cost $304,267)(a)+                               302,500               90
------------------------------------------------------------------------------------------------------------
                   U.S. GOVERNMENT OBLIGATIONS--3.2%
         1,000M    United States Treasury Note, 7%, 2006 (cost $1,087,969)       1,092,813              322
------------------------------------------------------------------------------------------------------------
                   SHORT-TERM CORPORATE NOTES--3.0%
         1,000M    Merrill Lynch & Co., 5.82%, 7/7/98 (cost $999,030)              999,030              295
------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $33,082,505)             99.7%                 33,781,847            9,970
Other Assets, Less Liabilities                              .3                     103,213               30
------------------------------------------------------------------------------------------------------------
Net Assets                                               100.0%                $33,885,060          $10,000
============================================================================================================
 +  See Note 5
 *  Non-income producing
(a) Each unit consists of one 0%-12 1/2% senior discount note due 2008 and .49 share of Series "A" preferred stock.

See notes to financial statements



Statement of Assets and Liabilities
FIRST INVESTORS SPECIAL BOND FUND, INC.
June 30, 1998
-------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
(identified cost $33,082,505) (Note 1A)                                      $  33,781,847
Cash                                                                               320,003
Dividends and interest receivable                                                  637,171
Other assets                                                                         4,373
                                                                             --------------

Total Assets                                                                    34,743,394

Liabilities
Dividend payable                                          .  $ 804,502
Payable for capital stock redeemed                              19,517
Accrued advisory fee                                            21,338
Accrued expenses                                                12,977
                                                             ----------

Total Liabilities                                                                  858,334
                                                                             --------------

Net Asset                                                                    $  33,885,060
                                                                             ==============

Net Assets Consist of:
Capital paid in                                                              $  50,671,945
Undistributed net investment income                                                879,194
Accumulated net realized loss on investment transactions                       (18,365,421)
Net unrealized appreciation in value of investments                                699,342
                                                                             --------------

Total                                                                        $  33,885,060
                                                                             ==============

Net Asset Value, Offering Price and Redemption Price Per Share
($33,885,060 divided by 2,663,918 shares outstanding),
25,000,000 shares authorized, $1.00 par value (Note 2)                              $12.72
                                                                             ==============

See notes to financial statements



Statement of Operations
FIRST INVESTORS SPECIAL BOND FUND, INC.
Six Months Ended June 30, 1998
----------------------------------------------------------------------------------------------
Investment Income

Income:
  Interest                                         $       1,658,740
  Dividends                                                   19,013
  Consent fees and other income                               42,360
                                                   ------------------

Total income                                                                  $     1,720,113

Expenses (Notes 1 and 4):
  Advisory fee                                               132,935
  Professional fees                                           10,757
  Custodian fees                                               6,553
  Reports and notices to shareholders                            241
  Other expenses                                               3,276
                                                   ------------------
Total expenses                                               153,762
Less: Custodian fees paid indirectly                          (1,571)
                                                   ------------------
Net expenses                                                                          152,191
                                                                               ---------------

Net investment income                                                               1,567,922

Realized and Unrealized Gain (Loss) on Investments
(Note 3):

Net realized gain on investments                             824,802
Net unrealized depreciation of investments                (1,194,376)
                                                   ------------------

Net loss on investments                                                              (369,574)
                                                                               ---------------

Net Increase in Net Assets Resulting from Operations                               $1,198,348
                                                                               ===============

See notes to financial statements



Statement of Changes in Net Assets
FIRST INVESTORS SPECIAL BOND FUND, INC.

--------------------------------------------------------------------------------------------------------------
                                                                   Six Months Ended                 Year Ended
                                                                      June 30, 1998          December 31, 1997
--------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                         $           1,567,922      $           3,094,490
Net realized gain on investments                                            824,802                    972,414
Net unrealized depreciation of investments                               (1,194,376)                  (313,134)
                                                              ----------------------     ----------------------

Net increase in net assets resulting from operations                      1,198,348                  3,753,770
                                                              ----------------------     ----------------------

Dividends to Shareholders
Net investment income                                                    (1,634,315)                (3,378,374)
                                                              ----------------------     ----------------------

Capital Share Transactions (a)
Proceeds from shares sold                                                   194,706                    163,124
Reinvestment of dividends                                                   829,813                  3,378,373
Cost of shares redeemed                                                  (2,785,020)                (4,783,216)
                                                              ----------------------     ----------------------

Net decrease in net assets resulting from share transactions             (1,760,501)                (1,241,719)
                                                              ----------------------     ----------------------
Net decrease in net assets                                               (2,196,468)                  (866,323)

Net Assets
Beginning of period                                                      36,081,528                 36,947,851
                                                              ----------------------     ----------------------
End of period (including undistributed net
investment income of $879,194 and $945,587,
respectively)                                                  $          33,885,060      $         36,081,528
                                                              ======================     ======================
(a)Capital Shares Issued and Redeemed
   Sold                                                                      14,959                     12,765
   Issued for dividends reinvested                                           63,685                    264,653
   Redeemed                                                                (214,813)                  (374,153)
                                                              ----------------------     ----------------------
   Net decrease in capital shares                                          (136,169)                   (96,735)
                                                              ======================     ======================

See notes to financial statements




Notes to Financial Statements
FIRST INVESTORS SPECIAL BOND FUND, INC.

1. Significant Accounting Policies -- The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek high current income without undue risk to principal and secondarily to seek growth of capital.

A. Security Valuation -- Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued on the amortized cost method which approximates market value. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes -- No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At June 30, 1998, the Fund had capital loss carryovers of $19,190,223, of which $15,626,948 expires in 1998, $3,021,871 in 1999, $287,903 in 2003 and $253,501 in 2004.

C. Distributions to Shareholders -- Dividends to shareholders from net investment income are declared daily and paid quarterly. Distributions from net realized capital gains, if any, are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post-October capital losses.

D. Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

E. Other -- Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. For the six months ended
June 30, 1998, the Fund's custodian has provided credits in the amount of $1,571 against custodian charges based on the uninvested cash balances of the Fund.

2. Capital Stock -- Shares of the Fund are sold only through the purchase of annuity contracts issued by First Investors Life Variable Annuity Fund A.

3. Security Transactions -- For the six months ended June 30, 1998, purchases and sales of investment securities, other than United States Government obligations and short-term corporate notes, aggregated $12,491,362 and $14,160,985, respectively.

At June 30, 1998, the cost of investments for federal income tax purposes was $33,082,505. Accumulated net unrealized appreciation on investments was $699,342, consisting of $1,148,856 gross unrealized appreciation and $449,514 gross unrealized depreciation.

4. Advisory Fee and Other Transactions With Affiliates -- Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO") and its transfer agent, Administrative Data Management Corp. Directors of the Fund who are not "interested persons" of the Fund as defined in the 1940 Act are remunerated by the Fund. For the six months ended June 30, 1998, total directors fees accrued by the Fund amounted to $1,750.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million.

5. Rule 144A Securities -- Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At June 30, 1998, the Fund held fourteen 144A securities with an aggregate value of $6,707,772 representing approximately 19.8% of the Fund's net assets. These securities are valued as set forth in Note 1A.

6. Concentration of Credit Risk -- The Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.



Independent Auditors' Report

To the Shareholders and Board of Directors of First Investors Special Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Special Bond Fund, Inc., including the portfolio of investments, as of June 30, 1998 and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended June 30, 1998 and the year ended December 31, 1997, and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Special Bond Fund, Inc. as of June 30, 1998, and the results of its operations, changes in its net assets and financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                       Tait, Weller & Baker

Philadelphia, Pennsylvania
July 31, 1998



Financial Highlights
FIRST INVESTORS SPECIAL BOND FUND, INC.

The following table sets forth the operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

                                                         -------------------------------------------------
                                                                       Year Ended December 31
                                                         -------------------------------------------------
                                                1/1/98
                                            to 6/30/98      1997      1996      1995      1994       1993
                                            ---------    --------  --------  --------  --------  ---------
Per Share Data
Net Asset Value, Beginning of Period          $12.89      $12.75    $12.23    $11.03    $12.18     $11.38
                                            ---------    --------  --------  --------  --------  ---------

Income from Investment Operations
 Net investment income                           .59        1.11      1.17      1.20      1.09       1.14
 Net realized and unrealized
  gain (loss) on investments                   (.16)         .23       .37      1.02     (1.22)       .86
                                            ---------    --------  --------  --------  --------  ---------

   Total from Investment Operations              .43        1.34      1.54      2.22     (.13)       2.00
                                            ---------    --------  --------  --------  --------  ---------

Less Distributions from
 Net Investment Income                           .60        1.20      1.02      1.02      1.02       1.20
                                            ---------    --------  --------  --------  --------  ---------

Net Asset Value, End of Period                $12.72      $12.89    $12.75    $12.23    $11.03     $12.18
                                            ---------    --------  --------  --------  --------  ---------

Total Return(%)+                                3.33       10.94     13.10     20.76     (1.00)     18.15

Ratios/Supplemental Data
Net Assets, End of Period (in thousands)     $33,885     $36,082   $36,948   $38,037   $36,725    $43,056

Ratio to Average Net Assets:(%)
 Expenses                                        .87 (a)     .86       .86       .88       .87        .85
 Net investment income                          8.85 (a)    8.60      9.31     10.17      9.38       9.54

Portfolio Turnover Rate(%)                        37          53        29        45        54         79

 +  The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
(a) Annualized

See notes to financial statements



FIRST INVESTORS SPECIAL BOND FUND, INC.

Directors
---------------------------------------
James J. Coy (Emeritus)

Roger L. Grayson

Glenn O. Head

Kathryn S. Head

Rex R. Reed

Herbert Rubinstein

Nancy S. Schaenen

James M. Srygley

John T. Sullivan

Robert F. Wentworth


Officers
---------------------------------------
Glenn O. Head
President

George V. Ganter
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary

Gregory R. Kingston
Assistant Treasurer

Mark S. Spencer
Assistant Treasurer


Shareholder Information
---------------------------------------
Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005


Custodian
The Bank of New York
48 Wall Street
New York, NY 10286


Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198


Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036


Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103


It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.